ECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2019
________________________________

A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter) (Exact name of registrant as specified in its charter)

Delaware	001-36347	11-2464169
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

2121 Rosecrans Avenue Suite 6300 El Segundo, CA (Address of principal executive offices)	90245 (Zip code)

Registrant’s telephone number, including area code: (310) 587-1477

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which is registered
Common Stock, par value $0.01	AMRK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting

On October 30, 2019, A-Mark Precious Metals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in El Segundo, California. Of the 7,031,450 shares of common stock outstanding and entitled to vote as of the record date, 5,993,040 shares, or approximately 85.23%, were present in person or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders (1) approved the election of all of the nominees as directors to hold office until the 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal, (2) on an advisory basis, approved the fiscal year 2019 compensation of the named executive officers of the Company, (3) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020, and (4) approved an amendment to the Company's 2014 Stock Award and Incentive Plan.
The final results of the voting on the matters submitted to the stockholders were as follows:

1) Election of Directors

Nominee	FOR	Withheld	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
1. Jeffrey D. Benjamin	4,006,271	145,556	1,841,213	56.98%	66.85%
2. Ellis Landau	4,006,271	145,556	1,841,213	56.98%	66.85%
3 Beverley Lepine	4,004,883	146,944	1,841,213	56.96%	66.83%
4. William Montgomery	3,991,252	160,575	1,841,213	56.76%	66.60%
5. John U. Moorhead	3,991,240	160,587	1,841,213	56.76%	66.60%
6. Jess M. Ravich	3,957,917	193,910	1,841,213	56.29%	66.04%
7. Gregory N. Roberts	4,006,283	145,544	1,841,213	56.98%	66.85%

2) Advisory Vote on Fiscal Year 2019 Compensation of the Named Executive Officers

FOR	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
4,059,879	85,095	6,853	1,841,213	57.74%	67.74%

3) Ratification of the Appointment of Grant Thornton, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending June 30, 2020

FOR	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
5,990,899	1,079	1,062	—	85.2%	99.96%

4) Approval on an Amendment to the 2014 Stock Award and Incentive Plan

FOR	Against	Abstain	Broker Non-Vote	% Votes For (Based on Total Shares)	% Votes For (Based on Total Shares Voted)
4,014,734	128,576	8,517	1,841,213	57.1%	66.99%

Item 8.01    Other Events.

Appointment of Committee Members and Officers

At the Company's Board of Directors meeting held on October 30, 2019, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman
Beverley Lepine
William Montgomery
John U. Moorhead

Compensation Committee

John U. Moorhead, Chairman
Ellis Landau
Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman
William Montgomery
John U. Moorhead

The Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Chairman of the Board            Jeffrey D. Benjamin

Chief Executive Officer            Greg Roberts

President                Thor Gjerdrum

Chief Financial Officer,             Kathleen Simpson-Taylor
Executive Vice President
and Assistant Secretary

General Counsel, Executive         Carol Meltzer
Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2019

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:    Carol Meltzer
Title:    General Counsel and Secretary